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                                                           EXHIBIT 23.3

                                  CONSENT

    The undersigned hereby consents to the filing of its Fairness Opinion as an exhibit to the registration statement on Form S-4 filed by American Family Holdings, Inc. with the Securities and Exchange Commission (the "Registration Statement") and to the reference to us under the caption "Appraisals and Fairness Opinion" in the prospectus which is a part of the Registration Statement.

Dated:  ____________________, 1997


                                       HOULIHAN VALUATION ADVISORS

                                       By /s/ Bret Tack
                                         ---------------------------------

                                       Print Name Bret Tack
                                                 -------------------------

                                       Title      Principal
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